UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): December 13, 2006


                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B
        ----------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


                        III-A: 0-18302          III-A: 73-1352993
   Oklahoma             III-B: 0-18636          III-B: 73-1358666
----------------      ----------------         -------------------
(State or other         (Commission             (I.R.S. Employer
jurisdiction of         File Number)           Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [   ] Written  communications  pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)

      [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

      [   ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [   ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(B)  Pro forma financial information.

     (1)  Geodyne Energy Income Limited Partnership III-A
          (a)  Pro Forma Balance Sheet as of September 30, 2006.
          (b) Pro Forma Statement of Operations for the nine months ended September 30, 2006.
          (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
          (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
          (e) Pro Forma Statement of Operations for the year ended December 31, 2003.

     (2)  Geodyne Energy Income Limited Partnership III-B
          (a)  Pro Forma Balance Sheet as of September 30, 2006.
          (b) Pro Forma Statement of Operations for the nine months ended September 30, 2006.
          (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
          (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
          (e) Pro Forma Statement of Operations for the year ended December 31, 2003.

UNAUDITED PRO FORMA FINANCIAL DATA
----------------------------------

The following unaudited pro forma balance sheet as of September 30, 2006, unaudited pro forma statements of operations for the nine months ended September 30, 2006, and the unaudited pro forma statements of operations for the years ended December 31, 2005, 2004 and 2003 give effect to the sale of producing properties at an auction as described in ITEM 2 to Form 8-K dated December 13, 2006 and filed December 19, 2006. The unaudited pro forma balance sheet is presented as if the divestiture had occurred on September 30, 2006. The unaudited pro forma statements of operations are presented as if the divestiture had occurred on January 1, 2003. The unaudited pro forma financial data is based on assumptions and includes adjustments as explained in the notes to the unaudited pro forma financial statements. The actual recording of the transactions could differ.

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A
                        UNAUDITED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 2006

                                     ASSETS


                                                    Pro Forma
                                                   Adjustments
                                                    December
                                  Historical         Auction          Pro Forma
                                                    (Note 2a)
                                  ----------       -----------       -----------

CURRENT ASSETS:
   Cash and cash equivalents      $  979,821          $517,423        $1,497,244
   Accounts receivable:
      Oil and gas sales              567,664                 -           567,664
   Assets held for sale               59,462         (  31,226)           28,236
                                  ----------          --------        ----------
Total current assets              $1,606,947          $486,197        $2,093,144


NET OIL AND GAS PROPERTIES,
   utilizing the successful
   efforts method                    598,667                 -           598,667

DEFERRED CHARGE                      186,254                 -           186,254
                                  ----------          --------        ----------
                                  $2,391,868          $486,197        $2,878,065
                                  ==========          ========        ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A
                        UNAUDITED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 2006

                   LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)


                                                     Pro Forma
                                                    Adjustments
                                                     December
                                    Historical        Auction         Pro Forma
                                                     (Note 2a)
                                    ----------      ------------     -----------
CURRENT LIABILITIES:
   Accounts payable                 $   77,917       $        -      $   77,917
   Gas imbalance payable                21,315                -          21,315
   Asset retirement obligation -
      current                           20,931                -          20,931
   Asset retirement obligation -
      assets held for sale              17,833      (    13,996)          3,837
   Accounts payable of assets
      held for sale                      4,457                -           4,457
                                    ----------       ----------      ----------
Total current liabilities           $  142,453      ($   13,996)     $  128,457

LONG-TERM LIABILITIES:
   Accrued liability                $   26,965       $        -      $   26,965
   Asset retirement
      obligation                       256,728                -         256,728
                                    ----------       ----------      ----------
Total long-term liabilities         $  283,693       $        -      $  283,693

PARTNERS' CAPITAL (DEFICIT):
   General Partner                 ($   95,738)      $   50,019     ($   45,719)
   Limited Partners, issued
      and outstanding,
      263,976 units                  2,061,460          450,174       2,511,634
                                    ----------       ----------      ----------
Total Partners' capital             $1,965,722       $  500,193      $2,465,915
                                    ----------       ----------      ----------
                                    $2,391,868       $  486,197      $2,878,065
                                    ==========       ==========      ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006


                                                  Pro Forma
                                                 Adjustments
                                                  December
                                   Historical      Auction       Pro Forma
                                                  (Note 2b)
                                   ----------    -----------     ----------

REVENUES:
Oil and gas sales                  $3,133,003      $      -      $3,133,003
  Interest income                      25,738             -          25,738
                                    ---------      --------      ----------
                                   $3,158,741      $      -      $3,158,741

COSTS AND EXPENSES:
  Lease operating                  $  414,887      $      -      $  414,887
Production tax                        269,022             -         269,022
  Depreciation, depletion,
    and amortization of oil
    and gas properties                143,459             -         143,459
  Impairment provision                  5,577             -           5,577
  General and administrative          243,347             -         243,347
                                   ----------      --------      ----------
                                   $1,076,292      $      -      $1,076,292
                                   ----------      --------      ----------
INCOME FROM CONTINUING
  OPERATIONS                       $2,082,449      $      -      $2,082,449
                                   ==========      ========      ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  219,084      $      -      $  219,084
                                   ==========      ========      ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,863,365      $      -      $1,863,365
                                   ==========      ========      ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     7.06      $      -      $     7.06
                                   ==========      ========      ==========
UNITS OUTSTANDING                     263,976       263,976         263,976
                                   ==========      ========      ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                  Pro Forma
                                                 Adjustments
                                                   December
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $4,745,968     ($103,697)    $4,642,271
  Interest income                      19,441             -         19,441
                                   ----------      --------     ----------
                                   $4,765,409     ($103,697)    $4,661,712

EXPENSES:
  Lease operating                  $  699,570     ($ 15,072)    $  684,498
  Production tax                      416,670     (   9,496)       407,174
  Depreciation, depletion,
    and amortization of oil
    and gas properties                173,536     (   4,148)       169,388
  General and administrative          319,762             -        319,762
                                   ----------      --------     ----------
                                   $1,609,538     ($ 28,716)    $1,580,822
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $3,155,871     ($ 74,981)    $3,080,890
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  329,261     ($  7,871)    $  321,390
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $2,826,610     ($ 67,110)    $2,759,500
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    10.71     ($   0.25)    $    10.46
                                   ==========      ========     ==========
UNITS OUTSTANDING                     263,976       263,976        263,976
                                   ==========      ========     ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                  Pro Forma
                                                 Adjustments
                                                   December
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $4,137,900     ($ 74,616)    $4,063,284
  Interest income                       6,549             -          6,549
  Gain on sale of oil and
    gas properties                      1,399             -          1,399
                                   ----------      --------     ----------
                                   $4,145,848     ($ 74,616)    $4,071,232

EXPENSES:
  Lease operating                  $  504,320     ($ 35,513)    $  468,807
  Production tax                      330,438     (   7,059)       323,379
  Depreciation, depletion,
    and amortization of oil
    and gas properties                165,482     (   2,903)       162,579
  General and administrative          313,621             -        313,621
                                   ----------      --------     ----------
                                   $1,313,861     ($ 45,475)    $1,268,386
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $2,831,987     ($ 29,141)    $2,802,846
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  297,437     ($  3,175)    $  294,262
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $2,534,550     ($ 25,966)    $2,508,584
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     9.60     ($   0.10)    $     9.50
                                   ==========      ========     ==========
UNITS OUTSTANDING                     263,976       263,976        263,976
                                   ==========      ========     ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                  Pro Forma
                                                 Adjustments
                                                   December
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $4,039,307     ($ 62,363)    $3,976,944
  Interest income                       5,800             -          5,800
                                   ----------      --------     ----------
                                   $4,045,107     ($ 62,363)    $3,982,744

EXPENSES:
  Lease operating                  $  527,306     ($ 21,532)    $  505,774
  Production tax                      309,211     (   5,381)       303,830
  Depreciation, depletion,
    and amortization of oil
    and gas properties                186,388     (   4,294)       182,094
  General and administrative          315,566             -        315,566
                                   ----------      --------     ----------
                                   $1,338,471     ($ 31,207)    $1,307,264
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $2,706,636     ($ 31,156)    $2,675,480
                                   ==========      ========     ==========
GENERAL PARTNER - NET
 INCOME FROM CONTINUING
 OPERATIONS                        $  286,859     ($  3,502)    $  283,357
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
 INCOME FROM CONTINUING
 OPERATIONS                        $2,419,777     ($ 27,654)    $2,392,123
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
 OPERATIONS per Unit               $     9.17     ($   0.10)    $     9.07
                                   ==========      ========     ==========
UNITS OUTSTANDING                     263,976       263,976        263,976
                                   ==========      ========     ==========

NOTE 1 - BASIS OF PRESENTATION

The Unaudited Pro Forma Balance Sheet as of September 30, 2006 is presented as if the divestiture had occurred on September 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the nine months ended September 30, 2006 are presented as if the divestiture had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the nine months ended September 30, 2006, do not reflect the estimated gain on the divestiture. Assuming the sales closed on September 30, 2006, an estimated non-recurring gain of $500,193 would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Reflects net sales proceeds of $517,423 for the III-A Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold.

(b) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold properties. Depreciation, depletion, and amortization ("DD&A") is adjusted for the reductions in DD&A and asset retirement obligation accretion expenses attributable to the properties sold. These adjustments were not necessary in the Unaudited Pro Forma Statements of Operations for the nine months ended September 30, 2006 as the operating results of the sold properties were already reflected as discontinued operations.

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B
                        UNAUDITED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 2006

                                     ASSETS


                                                  Pro Forma
                                                 Adjustments
                                                  December
                                Historical         Auction        Pro Forma
                                                  (Note 2a)
                                ----------       -----------      -----------

CURRENT ASSETS:
   Cash and cash equivalents    $  510,796          $218,220       $  729,016
   Accounts receivable:
      Oil and gas sales            314,849              -             314,849
   Assets held for sale             19,148         (  12,888)           6,260
                                ----------          --------       ----------
Total current assets            $  844,793          $205,332       $1,050,125

NET OIL AND GAS PROPERTIES,
   utilizing the successful
   efforts method                  347,632                 -          347,632

DEFERRED CHARGE                    123,122                 -          123,122
                                ----------          --------       ----------
                                $1,315,547          $205,332       $1,520,879
                                ==========          ========       ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B
                        UNAUDITED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 2006

                   LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)


                                                     Pro Forma
                                                    Adjustments
                                                     December
                                    Historical        Auction       Pro Forma
                                                     (Note 2a)
                                    ----------      -----------     -----------
CURRENT LIABILITIES:
   Accounts payable                 $   49,259         $      -      $   49,259
   Gas imbalance payable                13,133                -          13,133
   Asset retirement obligation -
      current                           11,607                -          11,607
   Asset retirement obligation -
      assets held for sale               5,909        (   5,909)              -
   Accounts payable of assets
      held for sale                      1,019                -           1,019
                                    ----------         --------      ----------
Total current liabilities           $   80,927        ($  5,909)     $   75,018

LONG-TERM LIABILITIES:
   Accrued liability                $    8,001      $         -      $    8,001
   Asset retirement
      obligation                       173,600                -         173,600
                                    ----------         --------      ----------
Total long-term liabilities         $  181,601         $      -      $  181,601

PARTNERS' CAPITAL (DEFICIT):
   General Partner                 ($   59,630)        $ 31,686     ($   27,944)
   Limited Partners, issued
      and outstanding,
      138,336 units                  1,112,649          179,555      $1,292,204
                                    ----------         --------      ----------
Total Partners' capital             $1,053,019         $211,241      $1,264,260
                                    ----------         --------      ----------
                                    $1,315,547         $205,332      $1,520,879
                                    ==========         ========      ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

                                                  Pro Forma
                                                 Adjustments
                                                  December
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------      ----------

REVENUES:
  Oil and gas sales                $1,715,656      $      -       $1,715,656
  Interest income                      12,351             -           12,351
                                    ---------      --------       ----------
                                   $1,728,007      $      -       $1,728,007

COSTS AND EXPENSES:
  Lease operating                  $  268,327      $      -       $  268,327
  Production tax                      156,784             -          156,784
  Depreciation, depletion,
    and amortization of oil
    and gas properties                 60,626             -           60,626
  Impairment provision                  3,798             -            3,798
  General and administrative          139,963             -          139,963
                                   ----------      --------       ----------
                                   $  629,498      $      -       $  629,498
                                   ----------      --------       ----------
INCOME FROM CONTINUING
  OPERATIONS                       $1,098,509      $      -       $1,098,509
                                   ==========      ========       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  171,943      $      -       $  171,943
                                   ==========      ========       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  926,566      $      -       $  926,566
                                   ==========      ========       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     6.70      $      -       $     6.70
                                   ==========      ========       ==========
UNITS OUTSTANDING                     138,336       138,336          138,336
                                   ==========      ========       ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                  Pro Forma
                                                 Adjustments
                                                   December
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $2,488,197     ($ 43,727)    $2,444,470
  Interest income                       9,610             -          9,610
                                   ----------      --------     ----------
                                   $2,497,807     ($ 43,727)    $2,454,080

EXPENSES:
  Lease operating                  $  421,904     ($  6,340)    $  415,564
  Production tax                      232,374     (   4,046)       228,328
  Depreciation, depletion,
    and amortization of oil
    and gas properties                 95,525     (   1,693)        93,832
  General and administrative          182,306             -        182,306
                                   ----------      --------     ----------
                                   $  932,109     ($ 12,079)    $  920,030
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $1,565,698     ($ 31,648)    $1,534,050
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  246,787     ($  4,984)    $  241,803
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,318,911     ($ 26,664)    $1,292,247
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     9.53     ($   0.19)    $     9.34
                                   ==========      ========     ==========
UNITS OUTSTANDING                     138,336       138,336        138,336
                                   ==========      ========     ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                  Pro Forma
                                                 Adjustments
                                                  December
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $2,130,453     ($ 31,475)    $2,098,978
  Interest income                       3,114             -          3,114
                                   ----------      --------     ----------
                                   $2,133,567     ($ 31,475)    $2,102,092

EXPENSES:
  Lease operating                  $  309,872     ($ 14,977)    $  294,895
  Production tax                      176,618     (   2,986)       173,632
  Depreciation, depletion,
    and amortization of oil
    and gas properties                 97,836     (   1,154)        96,682
  General and administrative          175,518             -        175,518
                                   ----------      --------     ----------
                                   $  759,844     ($ 19,117)    $  740,727
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $1,373,723     ($ 12,358)    $1,361,365
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  219,288     ($  2,015)    $  217,273
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,154,435     ($ 10,343)    $1,144,092
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     8.35     ($   0.07)    $     8.28
                                   ==========      ========     ==========
UNITS OUTSTANDING                     138,336       138,336        138,336
                                   ==========      ========     ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                  Pro-Forma
                                                 Adjustments
                                                  December
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $2,207,562     ($ 26,295)    $2,181,267
  Interest income                       2,971             -          2,971
                                   ----------      --------     ----------
                                   $2,210,533     ($ 26,295)    $2,184,238

EXPENSES:
  Lease operating                  $  334,283     ($  9,081)    $  325,202
  Production tax                      174,948     (   2,279)       172,669
  Depreciation, depletion,
    and amortization of oil
    and gas properties                126,318     (   1,749)       124,569
  General and administrative          175,515             -        175,515
                                   ----------      --------     ----------
                                   $  811,064     ($ 13,109)    $  797,955
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $1,399,469     ($ 13,186)    $1,386,283
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  227,159     ($  2,223)    $  224,936
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,172,310     ($ 10,963)    $1,161,347
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     8.47     ($   0.08)   $      8.39
                                   ==========      ========     ==========
UNITS OUTSTANDING                     138,336       138,336        138,336
                                   ==========      ========     ==========

NOTE 1 - BASIS OF PRESENTATION

The Unaudited Pro Forma Balance Sheet as of September 30, 2006 is presented as if the divestiture had occurred on September 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the nine months ended September 30, 2006 are presented as if the divestiture had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the nine months ended September 30, 2006, do not reflect the estimated gain on the divestiture. Assuming the sales closed on September 30, 2006, an estimated non-recurring gain of $211,241 would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Reflects net sales proceeds of $218,220 for the III-B Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold.

(b) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold properties. Depreciation, depletion, and amortization ("DD&A") is adjusted for the reductions in DD&A and asset retirement obligation accretion expenses attributable to the properties sold. These adjustments were not necessary in the Unaudited Pro Forma Statements of Operations for the nine months ended September 30, 2006 as the operating results of the sold properties were already reflected as discontinued operations.




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






                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B

                                 By:  GEODYNE RESOURCES, INC.
                                      General Partner

                                      //s// Dennis R. Neill
                                      -----------------------------
                                      Dennis R. Neill
                                      President

DATE: February 5, 2007



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